Exhibit 10.12

ITRONICS, INC.
6490 SOUTH McCARRAN BLVD., BLDG C, SUITE 23
RENO, NEVADA 89509

July 31, 2008

AJW Partners, LLC

New Millennium Capital Partners II, LLC

AJW Offshore, Ltd.

AJW Qualified Partners, LLC

AJW Master Fund, Ltd.

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Re: Itronics, Inc. (the "Company") –
Amendment of Notes

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend all of the Notes, which are convertible into shares of the Company’s common stock, par value $.001 per share, ever issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors")( the "Notes").

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.     The Interest Rate (as defined in the Notes), effective as of January          1, 2008, shall be 12%.

2.    The Applicable Percentage (as defined in the Notes) shall be 30%.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

                                                                                        ITRONICS, INC.

                                                                                        _______________________________

                                                                                        Dr. John W. Whitney

                                                                                        President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC.
By: SMS GROUP, LLC

____________________________
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By: FIRST STREET MANAGER II, LLC,

_____________________________

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By: FIRST STREET MANAGER II, LLC

______________________________

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW MANAGER, LLC

______________________________

Corey S. Ribotsky, Manager

AJW MASTER FUND, LTD.

By: FIRST STREET MANAGER II, LLC

______________________________

Corey S. Ribotsky, Manager